EXHIBIT 10.1

AMENDMENT NO. 6 TO

10% CONVERTIBLE REDEEMABLE NOTE

DATED SEPTEMBER 30, 2016

This AMENDMENT NO. 6 TO 10% REDEEMABLE nOTE dated SEPTEMBER 30, 2016 (this “Amendment”) is made and entered into as of November 8, 2021, by and between Clayton A. Struve (the “Holder”) and Know Labs, Inc., a Nevada corporation f/k/a Visualant, Incorporated (the “Company”).

WHEREAS, the Company is a party to that certain 10% Convertible Redeemable Note dated September 30, 2016, as amended by Amendment No. 5 dated as of April 29, 2021 (as so amended, the “Note”) payable to Holder (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note);

WHEREAS, the Note currently has a Maturity Date of September 30, 2021; and

WHEREAS, the Holder and the Company wish to amend the Note to extend the Maturity Date;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows.

1. Amendment of Maturity Date. The Maturity Date of the Note is hereby amended to March 31, 2022.

2. No Other Changes. Except as specifically set forth in this Amendment, the terms of the Note remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Company:

KNOW LABS, INC.

/s/ Ronald P. Erickson

By: Ronald P. Erickson

Its: Chairman

Holder:

/s/ Clayton A. Struve

Clayton A. Struve